EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AVALON HOLDING GROUP, INC. (the "Company") on Form 10-Q for the period ended April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip Jennings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2011


By: /s/ Phillip Jennings
    ---------------------------------------
    Phillip Jennings
    President, Cfo, Secretary and Treasurer
    (Principal Executive Officer,
    Principal Financial Officer and
    Principal Accounting Officer)